November 1, 2004
Supplement

SUPPLEMENT DATED NOVEMBER 1, 2004 TO THE PROSPECTUS OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
CLASS X AND CLASS Y
 The American Opportunities Portfolio
The Balanced Growth Portfolio
 The Capital Opportunities Portfolio
The Developing Growth Portfolio
  The Dividend Growth Portfolio
 The Flexible Income Portfolio
The Global Equity Portfolio
The Growth Portfolio
The Utilities Portfolio
Dated May 1, 2004

Effective November 1, 2004, the Board of Trustees of the Fund approved amending and restating the existing investment management agreement for each Portfolio ("Current Investment Management Agreement") to remove the administration services component from the Current Investment Management Agreement. Morgan Stanley Investment Advisors Inc., the Fund's Investment Manager ("MSIA"), will continue to provide investment advisory services under the amended and restated investment advisory agreement. The administration services previously provided to each Portfolio by MSIA will be provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by each Portfolio with the Administrator. Such change has resulted in a .08% reduction in the advisory fee concurrent with the implementation of a .08% administration fee pursuant to the new administration agreement.

With respect to the American Opportunities Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.545% of the portion of the Fund's daily net assets not exceeding $250 million; 0.42% of the portion of the Fund's daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% of the Fund's daily net assets exceeding $2.5 billion but not exceeding $3.5 billion, 0.37% of the portion of the Fund's daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.345% of the portion of the Fund's daily net assets exceeding $4.5 billion.

With respect to the Balanced Growth Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.52% of the portion of daily net assets not exceeding $500 million; and 0.495% of the portion of daily net assets exceeding $500 million.

With respect to the Capital Opportunities Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.67% of the portion of daily net assets not exceeding $500 million; 0.645% of the portion of daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% of the portion of daily net assets exceeding $3 billion.

With respect to the Developing Growth Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.42% of the portion of daily net assets not exceeding $500 million; and 0.395% of the portion of daily net assets exceeding $500 million.

With respect to the Dividend Growth Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.545% of the portion of daily net assets not exceeding $250 million; 0.42% of the portion of daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% of the portion of daily net assets exceeding $2 billion.

With respect to the Growth Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.50% of the portion of the Fund's daily net assets not exceeding $1 billion, 0.45% of the portion of the Fund's daily net assets exceeding $1 billion but not exceeding $2 billion, 0.40% of the portion of the Fund's daily net assets exceeding $2 billion but not exceeding $3 billion and 0.35% of the portion of the Fund's daily net assets exceeding $3 billion.

With respect to the Utilities Portfolio, under the amended and restated investment advisory agreement the advisory fee was reduced to 0.57% of the portion of the Fund's daily net assets not exceeding $500 million, 0.47% of the portion of the Fund's daily net assets exceeding $500 million but not exceeding $1 billion, 0.445% of the portion of the Fund's daily net assets exceeding

$1 billion but not exceeding $1.5 billion, 0.42% of the portion of the Fund's daily net assets exceeding $1.5 billion but not exceeding $2.5 billion, 0.395% of the portion of the Fund's daily net assets exceeding $2.5 billion but not exceeding $3.5 billion, 0.37% of the portion of the Fund's daily net assets exceeding $3.5 billion but not exceeding $5 billion and 0.345% of the portion of the Fund's daily net assets exceeding $5 billion.

Although the entities providing administration services to each Portfolio have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes will not result in any increase in the amount of total combined fees paid by any Portfolio for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by any Portfolio.

All references in the Prospectus to the "Investment Manager" are changed to "Investment Adviser."

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

LIT SPT SD SERIES 11/04